AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 to Executive Employment Agreement (this “Amendment”), dated as of October 21, 2016, is entered into by and among Viatar CTC Solutions Inc., a Delaware corporation (the “Company”), and Ilan Reich, an individual (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive are party to an executive employment agreement, dated on or about May 23, 2016 (the “Employment Agreement”);

WHEREAS, the Company and the Executive desire to amend the Employment Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.

The third and fourth sentences of Section 5 are hereby deleted in their entirety and replaced by the following which are hereby inserted in lieu thereof:

For purposes hereof, “Milestone Goal” shall mean (i) positive Earnings Before Interest Taxes Depreciation and Amortization, or EBITDA, for the Company’s last fiscal year, as reflected in the Company’s Annual Report on Form 10-K, and (ii) gross revenues of more than $20,000,000 for the Company’s last fiscal year, as reflected in the Company’s Annual Report on Form 10-K. The Bonus will be paid in stock, solely to the Executive, or, in the Executive’s sole discretion, fully or partially to employees and/or officers of the Company, in such amounts (up to the total amount of the Bonus) and to such employees and/or officers as designated by the Executive in writing to the Company.

2.

Except as modified herein, the terms of the Employment Agreement shall remain in full force and effect.

3.

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO EMPLOYMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

COMPANY

VIATAR CTC SOLUTIONS INC.

By: /s/ Ilan Reich

Name: Ilan Reich

Title: CEO

EXECUTIVE

/s/ Ilan Reich

Ilan Reich